--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 19, 2005

                                IndyMac ABS, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




               Delaware                                     333-120706                          95-4685267
----------------------------------------            ---------------------------       -------------------------------
(State or Other Jurisdiction                        (Commission File Number)          (I.R.S. Employer
of Incorporation)                                                                     Identification Number)

         155 North Lake Avenue
         Pasadena, California                                                   91101
-----------------------------------------------------                           -----
      (Address of Principal Executive Offices)                                  (Zip Code)
-----------------------------------------------------

Registrant's telephone number, including area code:  (626) 535-5555
                                                     --------------


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

Description of the Certificates and the Mortgage Pool

         IndyMac ABS, Inc. (the "Registrant") plans a series of certificates, entitled IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2005-B Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, that is expected to be dated as of June 1, 2005, among the Registrant as depositor, IndyMac Bank, F.S.B. as seller and servicer and Deutsche Bank National Trust Company as trustee. The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Morgan Stanley Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01.        Financial Statements and Exhibits

         (a)      Financial Statements.

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits


      EXHIBIT NO.                    ITEM 601(A) OF                                  DESCRIPTION
                                     REGULATION S-K
                                      EXHIBIT NO.
           1                               99                    Computational  Materials  (as defined in Item 8.01)
                                                                 that  have   been   provided   by  Morgan   Stanley
                                                                 Incorporated to certain  prospective  purchasers of
                                                                 IndyMac  ABS,  Inc.,   Home  Equity  Mortgage  Loan
                                                                 Asset-Backed    Trust,    Series    INABS    2005-B
                                                                 Certificates   (filed  in  paper  pursuant  to  the
                                                                 automatic   SEC   exemption   pursuant  to  Release
                                                                 33-7427, August 7, 1997).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2005

                                                     INDYMAC ABS, INC.


                                                     By: /s/ Isaac Carrillo
                                                         ------------------
                                                     Name:   Isaac Carrillo
                                                     Title:  Vice President

                                Index to Exhibits



                                          Item 601(a) of
                                          Regulation S-K
         Exhibit Number                    Exhibit No.                Description        Sequentially Numbered Page
         --------------                    -----------                -----------        --------------------------
                1                               99                  Computational             Filed Manually
                                                                    Materials